Exhibit 99.1

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Management Presentation

June, 2005

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Safe Harbor Provisions

Statements contained in this presentation that are forward-looking statements, such as statements containing projections and terms such as can, may, will, expect, plan and similar terms, are subject to various risks and uncertainties.  Such forward-looking statements are made pursuant to the “safe-harbor” provisions of the private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs, as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Main Street’s forward-looking statements, including, but not limited to, the discussion in Management’s Discussion and Analysis and the risks identified in the Company’s Annual Report on Form 10-K for the year ended December 27, 2004 (and in the Company’s subsequent quarterly reports on
Form 10-Q).  Investors and analysts should not place undue reliance on forward-looking statements.

Regulation FD

At this time we can not discuss the financial performance of the current quarter or any other non public information. We respectfully request your understanding if we are unable to answer some of your questions.

Main Street Restaurant Group is:

A 69-unit restaurant operating company in the casual dining sector with three key brands:

World’s largest Friday’s franchisee, with 53 restaurants mainly in the Southwest (Our exclusive territory includes So. California, Arizona, Nevada and New Mexico)	[GRAPHIC]

Owned concept of 11 Pacific Rim, Asian Bistros throughout the United States (primarily Arizona and Florida)	[GRAPHIC]

Owned concept of 4 Seafood Bar and Grills	[GRAPHIC]

Investment Highlights

•                  Exclusive TGI Friday’s franchise rights in attractive, high-growth geographic markets

•                  Bamboo club “turnaround” largely complete with the closure in May of the Newport location

•                  Significant insider ownership of 45%

•                  Attractive valuation multiple at 4.7 times 2005 estimated EBITDA

•                  NOLs and Tax credits of $12 million to minimize future cash taxes

•                  Strong recent same store sales increases

•                  De-levering the balance sheet, allowing for additional future unit growth

Management & Executive Leadership

Bill Shrader - President & Chief Executive Officer

Joined MSRG in 1999 as COO, promoted to CEO April 2004

•                            Prior experience:

Sr. V.P. Marketing -  Tosco

President Petroleum Products Div., Circle K

Michael Garnreiter – Exec. V.P./Chief Financial Officer/Treasurer

Joined MSRG in April 2002 as CFO-Prior experience-Audit partner with Arthur Andersen for 27 years

Stuart Gee – Executive Vice President, Operations

Joined MSRG in July,  2003 with over 20 years experience in restaurant operations, including Macaroni Grill

Michael J. Herron – Vice President-General Counsel/Secretary

Judy Schumacher – Vice President, Marketing and Communications

Stephanie Barbini – Vice President, Human Resources

Chris Eubanks – Vice President, Friday’s Operations

Cindy Ward – Vice President, Accounting and Corporate Controller

Combined Team has 57 years restaurant experience

Current Shareholders	Shares	%
	(Millions)
John Antioco, Chairman of the Board	4.9	29%

Sergio Zyman, Board Member	.5	3%

CIC Limited Partners (Dallas based Equity Fund)	2.3	13.5%

Sub-Total	7.7	45.3%

Brad Honigfeld (individual investor)	2.1	12.4%

Sub-Total	9.8	57.7%

Public Markets	7.2	42.4%

Total Outstanding Shares	17.0	100.0%

Company History

1999:  Bill Shrader Joined MSRG as COO

2000:  Acquired Bamboo Club concept

2002:  Michael Garnreiter Joined MSRG as CFO

2004:  Bill Shrader appointed CEO

New Friday’s Development Agreement

Major reduction in G & A staff

Closed 2 Unprofitable Bamboo Clubs

2005:  $5 million of new equity

Key Milestones – 2004/2005

Jan 2004

Signed New Friday’s Development Agreement

Focused Supply Chain & New Coke Contract

New CEO—EL4P Culture Change

Too Much Debt Began Paying Down

Sold some non-core assets-EI Paso

Management Restructure & G&A reduction

Closed the underperforming Bamboo clubs (3 leases termed)

Made Money in 2004

Raised $5 million in new equity

May 2005

Historical Overview of MSRG

Number of Restaurants

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Our TGI Friday’s Brand

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Friday’s Brand Key Statistics

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Friday’s Unit Averages

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Our Friday’s locations and exclusive territory

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Fastest Growing Cities

Top 20 Fastest Growing U.S. Cities over 100,000 (2004-2009)

Arizona, California and Nevada have 13 of the Top 20 fastest growing cities in terms of percent growth in the U.S.

Ranked by Net Growth

Ten of the top 20 population growth cities are in our key markets

		Estimated	Growth
Rank	City	2004 Pop’n.	Avg. Annual	Net

1	Los Angeles, CA	3,872,127	1.1%	217,653
2	Phoenix, AZ	1,398,848	1.7	116,454
3	New York, NY	8,109,475	0.3	114,834
4	Houston, TX	2,030,131	1.0	100,412
5	San Antonio, TX	1,212,077	1.4	82,670
6	San Diego, CA	1,283,078	1.2	75,527
7	Jacksonville, FL	787,027	1.6	64,635
8	Las Vegas, NV	524,401	2.4	63,860
9	Henderson, NV	226,489	5.4	61,043
10	Fort Worth, TX	580,565	2.0	57,952
11	Mesa, AZ	439,885	2.5	55,705
12	Sacramento, CA	448,797	2.3	50,865
13	Gilbert, AZ	152,025	6.6	49,836
14	Chandler, AZ	217,811	4.5	49,125
15	Dallas, TX	1,224,182	0.8	46,623
16	Raleigh, NC	313,458	2.9	46,033
17	Charlotte, NC	576,756	1.6	45,567
18	North Las Vegas, NV	149,956	5.8	43,598
19	Tucson, AZ	517,553	1.5	39,953
20	Plano, TX	249,378	3.1%	38,182

Ranked by Percent Growth

		Estimated	Growth
Rank	City	2004 Pop’n.	Avg. Annual	Net

1	Gilbert, AZ	152,025	6.6%	49,836
2	Miramar, FL	101,514	6.5	33,217
3	North Las Vegas, NV	149,956	5.8	43,598
4	Henderson, NV	226,489	5.4	61,043
5	Chandler, AZ	217,811	4.5	49,125
6	Spring Valley, NV	144,618	4.4	31,850
7	Peoria, AZ	131,157	4.3	27,911
8	Joliet, IL	126,402	4.0	25,101
9	Rancho Cucamonga, CA	153,877	3.9	30,151
10	Irvine, CA	173,717	3.9	33,999
11	Cape Coral, FL	121,513	3.9	23,743
12	Port St. Lucie, FL	105,317	3.8	20,025
13	Sunrise Manor, NV	182,185	3.7	34,083
14	Aurora, IL	168,309	3.7	30,761
15	Fontana, CA	151,965	3.6	27,459
16	Chula Vista, CA	210,818	3.6	37,511
17	Olathe, KS	107,879	3.4	18,099
18	Antioch, CA	105,511	3.3	17,571
19	Corona, CA	143,930	3.3	23,404
20	Plano, TX	249,378	3.1%	38,182

Source: Claritas

Attractive Friday’s Unit Economics

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Targets for new locations

Targeted Revenues	$3,500,000

Expected EBITDA	$500,000

Construction costs	$2.5 to $2.7 mill

Annual Cash Return	18-20%

Our Friday’s development plans

•                  2005 new restaurant openings:

•                  Surprise, Az opening July 05 (new style)

•                  Orleans Hotel, Las Vegas-Our first casino location-opening late 2005

•                  Happy Valley, Az-late 2005

•                  Rancho Cucamonga, Cal — late 2005

•                  Looking for the right “small box” location-tentatively in Flagstaff, Az for early to mid 2006

Friday’s Remodel Program

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Our Friday’s Cap Ex Plan (2005 to 2007)

USES–

• Build 10 New Friday’s	$25-$27 million
• Remodel 20 Friday’s	$6-$10 million
• Total Uses	$30-$37 million

SOURCES-

• Annual Free EBITDA ($10-$12 million per year)	$30-36 million
• Cash on Hand	$10 million
• Total Sources	$40-$46 million

Our Bamboo Brand

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“Bamboo Club-Asian Bistro”

•                  Maturity is 24 months, longer than we expected

•                  Currently 11 units down from 13 in Q4 2004

•                  Closed two underperforming locations in early 2005

•                  Refocusing on “crave able” food & operational execution

•                  No new development currently scheduled

•                  Current portfolio should be at least break-even cash flow

Strategic Outlook

•                  Build 10 new TGI Friday’s restaurants thru 2007

•                  Remodel half of our existing Friday’s locations

•                  Pay down total bank debt to $40 Million (another 13% reduction) by end of 2005

•                  Refinance our debt and create more capacity and flexibility sometime in 2005

•                  Execute the operational & marketing improvements in the Bamboo Brand

•                  Execute operational improvements in the Friday’s brand

Recent Overall Financial Info

Summary Balance Sheet

Pro Forma*

		March 2005	March 2004

$16,300,000	Cash	$11,307,000	$5,073,000
	Other current assets	5,291,000	5,007,000
	Property & Equip, net	64,650,000	67,719,000
	Goodwill & Other	26,360,000	28,200,000
	Total Assets	$107,608,000	$105,999,000
	Total debt	$45,024,000	$50,734,000
	Other current liabilities	31,288,000	25,291,000
$36,300,000	Stockholder Equity	31,296,000	29,974,000
	Total Liabilities	$107,608,000	$105,999,000

De-Lever: Target by 12/05 $40 million of total debt

• After CIC capital infusion April, 2005

Summary Operating Statement at March 31, 2005

	Q1 2004	Q1 2005
Revenues	$59,079,000	$61,432,000	Quarterly Record Revenue
Net Income	1,178,000	1,178,000
EPS	$0.08	$0.10	EPS up 25% year over year

No tax expense recorded in 2004 or Q1 2005 due to tax credit carryforwards of $12.0 million

Same Store Sales

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Friday’s Only (entire United States)

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Quarterly Same Store Sales

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Cost of Goods

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Payroll & Benefits

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Earnings per Share & Seasonality

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Earnings per Share without Impairment charges

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Short Term Review & Outlook

•                  We remain cautiously optimistic about the second quarter

•                  Same store sales remain ahead of our expectations

•                  Our 2005 guidance currently remains at $.16 to $.18 per share & $16-18 million in EBITDA

•                  We will refine guidance as management gains further clarity after the second quarter is complete

2005 EBITDA Guidance

	2004	2003

Actual EBITDA	$15,481	$13,444
Adjustment to 2004 EBITDA:

Underperforming Bamboo clubs, net	600
Adjusted 2004 EBITDA	$16,000

Marginal higher profitability in 2005 on same store sales	900

Projected EBITDA	$17,000

2005 EBITDA Guidance $16-$18 million

Our Long term Goals

Projected Annual EBITDA growth rate	5 to 15% per year

How we will do it-

Sales-	• Annual same store sales increase +2 to 3%
• Sales from new locations $3.5 million annualized
• Incremental sales from remodeled locations of 3-7%

Cost of Sales- Use of our technology investment to focus supply chain efforts to further reduce costs by 50 bpts

Labor- Use of technology investment to improve labor scheduling & labor management to reduce labor 50 bpts

G & A- Use of technology investment to improve overall support to the restaurants and to hold G&A tight

Valuation Multiple

Shares outstanding	16,900,000
Price per share early June, 2005	$3.00
Equity Value	$50,700,000
Total Debt @ 3/05	$45,100,000
Less-Cash on hand (pro forma after new equity)	$(16,000,000)
Enterprise Value	$79,800,000

Projected 05 EBITDA	$17,000,000
Market Multiple	4.7 Times

Summary

•                  Since April 2004, we focused on performance.

•                  We changed our name, we changed our culture, we changed our G&A level (right sized) and adopted a new general manager incentive bonus program.

•                  We’ve begun de-levering our long term debt and have closed underperforming locations

•                  We’ve strengthened our balance sheet with profitability in 2004 and new equity in 2005.

•                  And we’re committed to the Friday’s remodel program and to building at least 10 new TGI Friday’s restaurants by the end of 2007

Focus	Increasing Shareholder Value

? Questions & Answers

Main Street Restaurant Group

5050 N. 40th Street

Suite 200

Phoenix, Arizona 85018

602-852-9000

NASDAQ symbol:  MAIN

Website: www.mainandmain.com